*

Note Regarding Non-GAAP Financial Measures

Beginning with the reporting of results for the first quarter of 2015, the company began to report the measures of funds from operations (FFO) and FFO per share.

Funds from Operations (FFO), as defined by the National Association of Real Estate Investment Trusts (NAREIT), and FFO per share are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.

FFO is defined by NAREIT as net income computed in accordance with GAAP, excluding gains or losses from real estate dispositions, real estate depreciation and amortization and impairment charges, and adjustments for unconsolidated partnerships and joint ventures. The Company computes FFO in accordance with NAREIT's definition.

*

GLOBAL

HEALTHCARE REIT



February 2016

Strictly Confidential

Important Cautions Regarding Forward Looking Statements

This presentation may contain projections and other forward-looking statements. Any such statement reflects the company's current views with respect to future events and financial performance.

No assurances can be given, however, that these events will occur and actual results could differ materially from those presented. A discussion of important factors that could cause actual results to differ from those presented is included in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov.

About Global Healthcare

- Global Healthcare REIT owns senior healthcare properties across the Southwest and South Atlantic.
  - 11 senior healthcare facilities
  - Solid base of revenue-generating assets leased to proven facility operators in the senior care industry
  - 1,000+ beds


Goodwill

GLOBAL
HEALTHCARE REIT

Cash Flow Projections

Q4 2015 (Projected)

Property Names	Actual Rent (Q4 2015)	Debt Service	Cash Flow
Middle Georgia	$570,000	$229,705	$340,295
Warrenton	335,000	215,400	119,600
Southern Hills SNF	420,000	135,708	284,292
Southern Hills ALF	0	137,379	(137,379)
Southern Hills ILF	0	274,758	(27,758)
Providence, Sparta	237,000	154,515	82,485
Greene Point	254,000	216,000	38,000
Goodwill	734,400	386,576	347,824
Golden Years	762,000	564,644	197,356
Edwards Redeemer	540,900	126,710	414,190
Meadowview	360,000	208,000	152,000
Total			

Q1 2016 (Projected)

Property Names	Actual Rent (Q4 2015)	Debt Service	Cash Flow
Middle Georgia	$570,000	$229,705	$340,295
Warrenton	335,000	215,400	119,600
Southern Hills SNF	420,000	135,708	284,292
Southern Hills ALF	240,000	137,379	102,621
Southern Hills ILF	691,200	274,758	416,442
Providence, Sparta	237,000	154,515	82,485
Greene Point	254,000	216,000	38,000
Goodwill	734,400	386,576	347,824
Golden Years	762,000	564,644	197,356
Edwards Redeemer	540,900	126,710	414,190
Meadowview	360,000	208,000	152,000
Total		392,000	

Note: Three of the debt services are going down, but we do not know which ones are going down. The debt service is going to be reduced to 392,000 when they refinance it.

GLOBAL
HEALTHCARE REIT

Projected Cash Flow by Property Q3 2016

Property Names	Actual Rent	Debt Service	Cash Flow
Middle Georgia	$570,000	$229,705	$340,295
Warrenton	624,000	215,400	408,600
Southern Hills SNF	420,000	135,708	284,292
Southern Hills ALF	240,000	137,379	102,621
Southern Hills ILF	691,000	274,758	416,442
Providence, Sparta	480,000	154,515	325,485
Greene Point	480,000	216,000	264,000
Goodwill	734,000	386,576	347,824
Golden Years	762,000	564,644	197,356
Edwards Redeemer	540,900	126,710	414,190
Meadowview	360,000	208,000	152,000
Ridgeway	420,000	200,000	220,000
Total		392,000	

GLOBAL
HEALTHCARE REIT

Key Statistics (OTC: GBCS)

Stock Price *(as of 11/3/2015)*	***$0.85***
52 Week Low-High	*$0.74-$1.10*
Avg. Daily Vol. *(30 day)*	*8,460*
Shares Outstanding	*22.3M*
Public Float (est.)	*72%*
Insider Holdings	*~17%*
Institutional Holdings	*~24%*
Market Cap	***$18.955M***
Reverse Merger	*Sept. 2013*
Employees *(@5/19/2015)*	*3*

Revenue ***(ttm)***	**$3.72M**
Diluted EPS *(mrq)*	*$(0.03)*[1]
Cash *(mrq)*	*$.5M*
Total Assets *(mrq)*	*$44.8M*
Total Debt *(mrq)*	*$36.4M*
Total Liabilities *(mrq)*	*$37.0M*
Quarterly Dividend	*$0.01*



GBCS Daily
8/31/15
1.2
1.1
1.0
0.9
0.8
Volume
©BigCharts.com
150
100
50
0
Thousands
Oct Nov Dec 15 Feb Mar Apr May Jun Jul Aug



Dividend Yield
Historical & Outlook 2
Quarterly cash dividend of $0.01 per share in Q3 & Q4 2015, with plans to double dividend to $0.02 per share in Q1 2016 with further increases thereafter
8.0%
4.0%
2.0%
2.0%
2.0%
2014
2015E
2016E

Data source: S&P Capital IQ
(ttm) – trailing twelve months as of June 30, 2015
(mrq) – most recent quarter as of September 30, 2015

1. *The company took a one time write off of __________---explain*
2. *2. Dividend outlook issued & effective only as of August 17, 2015. Based on share price of $1.00 per share on Aug. 13, 2015.*

GLOBAL
HEALTHCARE REIT

Stabilized Net Operating Income

2016 Stabilized NOI	$ 6,322,500
Expected Debt Service	2,949,395
Total Expected Cash Flow	3,373,105
General & Administrative	955,000
Operating Cash Flow	$ 2,418,105
Adjusted Funds From Operations (AAFO)	$ 0.11
Stabilized AFFO Multiple	7.73x

Total Capitalization (at Market Value)[1]

Total Debt	**$ 37,300,000**
Preferred stock	776,000
Market value of equity	18,921,000
Total Market Capitalization	$ 55,000,000



Total Capitalization
(at Market Value)
Total Debt
Preferred Stock
Market value of equity
33%
66%
1%

(1) as of 9/30/15

Typical Lease Structure

- Lease structures favorable to Global Healthcare
  - "Triple net basis" terms; lessee is typically obligated for all liabilities of the property including:
    - Insurance
    - Taxes
    - Facility Maintenance
- Annual Escalation clauses between 2 and 3%
- Strategic combination of short- and long-term leases:
  - Short- term leases allow the opportunity to increase rent as the tenant-operator improves facility performance
  - For more stable situations, longer term leases reduces risk and provide more predicable cash flow
- High demand for product
- Creative financing opportunities
- Fixed, low corporate overhead

Trillion Dollar Market Opportunity

- $1 trillion U.S. Healthcare Real Estate Market[1]
- Target segment of Senior Housing and Skilled Nursing comprises **25% or $250 billion** of the total Healthcare REIT market
- Strong growth in target market segment
- REITs that specialize in health care properties produced total returns of 35.5% last year, (including dividends) making them the second-best performing real estate sector after apartments[2]

Healthcare Real Estate Market Asset Breakdown



Skilled Nursing
10%
Life Science/Biotech
5%
Senior Housing (ALF, ILF, Memory Care)
15%
Outpatient/MOB
39%
Hospitals/LTACHs
31%

U.S. Senior Housing Market Growth: 2005 - 2019E



Revenue ($ billion)
Growth Rate (%)
0
10
20
30
40
50
60
70
80
90
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

U.S. Nursing Care Market Growth: 2005 - 2019E



Revenue ($ billion)
Growth Rate (%)
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

1) *Stifel Nicolaus, Industry Analysis: Healthcare Real Estate, 2014*
2) *The Wall Street Journal article titled, "Ventas to Spin Off Nursing Facilities Into New REIT"*
3) *Brown Gibbons Lang & Company, senior housing report, April 2014*

GLOBAL HEALTHCARE REIT

Aging Population a Strong Market Driver

Why Senior Healthcare Facilities?

- Demographic *"tidal wave"* heading toward to senior care industry
- Seniors are the fastest growing population in the world[1]
- Affordable Care Act introducing seniors into the market who can now better afford care



Senior Housing Occupancy Rates
Source: NIC MAP.
90.5%
90.0%
89.5%
89.0%
88.5%
88.0%
87.5%
87.0%
86.5%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Senior Housing
Independent Living
Assisted Living

1) *Aging Population: Seniors are Fastest Growing Population Worldwide*
2) Administration on Aging



U.S. Population Growth of Age 65 & 85(2)
85+
65+
6
40
7
55
9
72
14
81
19
89
85+ Age Group Growing at 3x General Population
2010
2020
2030
2040
2050

GLOBAL HEALTHCARE REIT

Competitive Landscape: Highly Fragmented Industry

Industry Highly Fragmented and Dominated by Small, Private Facilities



Independent Living Companies
20%
25%
75%
Assisted Living Companies
29%
37%
63%
Nursing Facility Companies
15%
22%
78%
Top 10
Top 25
Remaining Market

Source: IBISWorld, Provider Magazine and Barclays Research, as published in Brown Gibbons Lang & Company, senior housing report, April 2014

GLOBAL
HEALTHCARE REIT

REIT Industry Trend: Billion Dollar Healthcare REIT Spin-off Healthcare Facilities to be Pure Play

- In a recent trend, many REITs are pursuing a strategy of simplifying their business models by spinning off units into separate identities and then making acquisitions accretive to earnings
  - **Example:** Ventas, one of the largest owners of health-care properties, plans to spin off 355 SNFs and outpatient facilities into a new REIT, which would have a market value $5 billion+.[1]
- **Demand is rising for SNFs,** as private insurers push patients to use SNFs as an alternative to costly, prolonged hospital stays. As a result, larger companies are buying up SNFs, creating greater consolidation.
  - **Example:** Omega Healthcare Investors bought competitor Aviv REIT for $1.65 billion, creating the largest REIT focused on skilled nursing properties[2]


Sales Transactions of Senior Housing & Nursing Care Facilities
Up 17%
$14.8
$17.4 B

Source: The National Investment Center for Seniors Housing & Care

GLOBAL HEALTHCARE REIT

1) Green Street Advisors
2) Wall Street Journal Article "Ventas to Spin Off Nursing Facilities Into New REIT"

13

Asset Acquisition Campaign

- Building a solid base of revenue-generating assets through measured investments in high-quality healthcare facilities leased by experienced operators
- As the company continues its acquisition campaign for healthcare real estate, it anticipates revenue & cash flow to increase while holding G&A costs relatively flat, exclusive of fixed costs, at ~$205,000 per quarter[1,2]
- Current acquisition pipeline includes skilled nursing facility in Ridgeway, South Carolina, with 112-beds
- Targeting several acquisitions per year

1) Expectation issued and only effective as of Aug. 17, 2015.
2) Excludes costs related to the Tulsa independent living facility until the renovation is complete and an operator is in place.


ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
DC
MD

● Global Healthcare REIT Property Locations
● Pending acquisition

GLOBAL
HEALTHCARE REIT

Summary of Stabilized Property Portfolio & Pending Acquisition

ALF = Assisted Living Facility   SNF = Skilled Nursing Facility   ILF= Independent Living Facility

Property Name	Property Count	Facility Type	Beds/Units	Gross Annual Rent	Straight-line Rent	Location
Middle Georgia	1	SNF	100 beds	$570,000	$564,000	Eastman, GA
Warrenton	1	SNF	110 beds	$624,000	$671,088	Warrenton, GA
Southern Hills	3	SNF	106 beds	$420,000	$449,304	Tulsa, OK
		ILF	86 units	$691,200	$691,200	
		ALF	32 beds	$254,220	$257,220	
Goodwill	1	SNF	172 beds	$734,400	$744,432	Macon, GA
Edwards Redeemer	1	SNF	106 beds	$540,900	$540,744	Oklahoma City, OK
Golden Years Manor	1	SNF	141 beds	$763,000	$770,400	Lonoke, AK
Sparta	1	SNF	71 beds	$237,372	$516,228	Sparta, GA
Greene Point	1	SNF	71 beds	$254,220	$516,228	Union Point, GA
Meadowview	1	SNF	80 beds	$360,000	$410,340	Seville, OH
Total	**11**	**11**	**1,075**	**$6.3 Million**	**$6.720 Million**	

GLOBAL
HEALTHCARE REIT

New Long-term Leases to Increase Rental Revenue

- Global signed **three long-term operating leases** for its Greene Pointe, Providence and Warrenton facilities in Georgia, **replacing existing leases** which are set to expire on June 30, 2016.
- The new leases will begin on July 1, 2016, with initial term of 10 years and a renewal option for an additional 10 years.
- In the aggregate, the lease payments will total **$1.6 million annually**, an annual increase of $646,000 from current base rent levels, and will be subject to standard annual escalators.
- After the new leases go into effect, GBCS will evaluate additional increases to the dividend

1. Long-term lease expectation issued & effective only as of August 20, 2015.



Three Long-term Leases to Increase Annual Rental Revenue
($ in Millions)
$1.6M
Up $646K
$0.9M
Short-term Leases
Long-term Leases

GLOBAL HEALTHCARE REIT

Traditional & HUD Refinancing Opportunities to Lower Interest Rates of Facilities

- Currently HUD refinancing Middle Georgia & Sparta facilities at a long term rate that is expected to be under 4%
- Company expects HUD refinancing to further improve its funds from operations (FFO) by generating **annual interest savings of $394,000**
- Evaluating traditional and HUD refinancing opportunities for other facilities in portfolio



Expectations issued and only effective as of Aug. 17, 2015.

Q2 2015 Financial Highlights

- Rental revenue increased 273% to $1.2M vs. the same year-ago quarter
- Strong quarter-over-quarter growth in rental revenue reflects company's acquisition of six skilled nursing facilities since the year-ago quarter
- Funds from operations (FFO) was $282,000 or $0.01 per share in Q2 2015[1]
- Paid quarterly cash dividend of $0.01 for Q2, marking the company's third consecutive quarterly dividend

1) See "Use of Non-GAAP Financial Information," in appendix for the definition of FFO, a non-GAAP financial metric.


Total Asset Growth
($ in millions)
$23.4
$27.9
$39.6
$46.5
$46.3
$45.8
Up 64% Q2-14 vs. Q2-15
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15

GLOBAL
HEALTHCARE REIT

18

Key Takeaways

- Strong healthcare REIT growth industry
- Simple, straight forward business model
- Traditional & HUD refinancing opportunites to further improve FFO
- Replacing several existing short-term leases with long-term leases to increase annual rental revenue
- Board & CEO on same side of investors— compensated in only stock & dividends



Dividend Yield
Historical & Outlook 1
2.0%
4.0%
2.0%
2.0%
8.0%
2014
2015E
2016E



Total Asset Growth
($ in millions)
$23.4
$27.9
$39.6
$46.5
$46.3
$45.8
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15

1. Dividend outlook issued & effective only as of August 17, 2015. Based on share price of $1.00 per share on August 13, 2015.

GLOBAL
HEALTHCARE REIT

Note Regarding Non-GAAP Financial Measures

- Beginning with the reporting of results for the first quarter of 2015, the company began to report the measures of funds from operations (FFO) and FFO per share.
- Funds from Operations (FFO), as defined by the National Association of Real Estate Investment Trusts (NAREIT), and FFO per share are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.
- FFO is defined by NAREIT as net income computed in accordance with GAAP, excluding gains or losses from real estate dispositions, real estate depreciation and amortization and impairment charges, and adjustments for unconsolidated partnerships and joint ventures. The Company computes FFO in accordance with NAREIT's definition.